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                                                           Exhibit 23.1


                        CONSENT OF KPMG PEAT MARWICK LLP


The Board of Directors
Advanced Polymer Systems, Inc.


We consent to the use of our report incorporated herein by reference.


                                        KPMG Peat Marwick LLP


San Francisco, California
June 26, 1996